UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Preliminary Proxy Statement

CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under §240.14a-12

YUM! BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
YUM! BRANDS, INC. 2021 Annual Meeting Vote by May 10, 2021 11:59 PM ET

YUM! BRANDS, INC. 1441 GARDINER LANE LOUISVILLE, KY 40213

D45424-P51242

You invested in YUM! BRANDS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2021.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Paget L. Alves	For
1b.	Keith Barr	For
1c.	Christopher M. Connor	For
1d.	Brian C. Cornell	For
1e.	Tanya L. Domier	For
1f.	David W. Gibbs	For
1g.	Mirian M. Graddick-Weir	For
1h.	Lauren R. Hobart	For
1i.	Thomas C. Nelson	For
1j.	P. Justin Skala	For
1k.	Elane B. Stock	For

1l.	Annie Young-Scrivner	For

2.	Ratification of Independent Auditors.	For

3.	Advisory Vote on Executive Compensation.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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